EXHIBIT 31.4

CERTIFICATION

Pursuant to Rule 13a-14(a) or Rule 15d-14(a) of the Securities Exchange Act of 1934,

as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Jeffrey G. Black, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2008 of Verenium Corporation.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2009	/s/ JEFFREY G. BLACK
Jeffrey G. Black Senior Vice President, Chief Accounting Officer and interim Chief Financial Officer